Other Income (Expense), Net	12 Months Ended
Dec. 31, 2021
Other Income and Expenses [Abstract]
Other Income (Expense), Net
(10)	Other Income (Expense), Net
Other income (expense), net consists of the following (in thousands):

	For the Years Ended December 31,
	2021	2020
Loss on issuance of convertible notes	$—	$(26)
Gain on forgiveness of PPP loan	2,515	—
Remeasurement of fair value for debt derivative liability	(3,628)	1,402
Other	40	44

Total other income (expense), net	$(1,073)	$1,420